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                                                                    EXHIBIT 99.1





    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the Quarterly Report of Hayes Lemmerz International, Inc. (the "Issuer") on Form 10-Q for the period ending July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Curtis J. Clawson, Chairman of the Board, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.




     /s/ Curtis J. Clawson
     ---------------------------------------
     Curtis J. Clawson
     Chairman of the Board,
     President and Chief Executive Officer
     September 16, 2002